Exhibit 99.4

Alpha + Massey: Creating an Industry Leader
January 31, 2011
Alpha Natural Resources Massey Energy

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed merger, Alpha will file with the SEC a registration statement on Form S-4 that will include a preliminary joint proxy statement/prospectus regarding the proposed merger. After the registration statement has been declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to Alpha and Massey stockholders in connection with the proposed merger.  INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  You may obtain a copy of the joint proxy statement/prospectus (when available) and other related documents filed by Alpha and Massey with the SEC regarding the proposed merger as well as other filings containing information, free of charge, through the web site maintained by the SEC at www.sec.gov, by directing a request to Alpha’s Investor Relations department at Alpha Natural Resources, Inc., One Alpha Place, P.O. Box 2345, Abingdon, Virginia 24212, Attn: Investor Relations, to D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005 or to Massey’s Investor Relations department at, (804) 788 - 1824 or by email to Investor@masseyenergyco.com. Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, when available, without charge, from Alpha’s website at www.alphanr.com under the heading “Investor Relations” and then under the heading “SEC Filings” and Massey’s website at www.masseyenergyco.com under the heading “Investors” and then under the heading “SEC Filings”.
Forward Looking Statements
Information set forth herein contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995, which involve a number of risks and uncertainties.  Alpha and Massey caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information.  Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Alpha and Massey, including future financial and operating results, the combined company’s plans, objectives, expectations (financial or otherwise) and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Alpha or Massey stockholders to approve the transaction; the outcome of pending or potential litigation or governmental investigations; the risk that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; uncertainty of the expected financial performance of Alpha following completion of the proposed transaction; Alpha’s ability to achieve the cost savings and synergies contemplated by the proposed transaction within the expected time frame; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed merger and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; general economic conditions that are less favorable than expected; changes in, renewal of and acquiring new long term coal supply arrangements; and competition in coal markets. Additional information and other factors are contained in Alpha’s and Massey’s filings with the Securities and Exchange Commission (the “SEC”), including Alpha’s and Massey’s Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site http://www.sec.gov.  Alpha and Massey disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.
Participants in the Solicitation
Important Additional Information and Where to Find It
Alpha, Massey and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in favor of the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Alpha’s and Massey’s directors and executive officers in their respective definitive proxy statements filed with the SEC on March 30, 2010 and April 16, 2010, respectively. You can obtain free copies of these documents from Alpha or Massey using the contact information above.                                                               1

Transaction Highlights
Consideration	• Massey shareholders receive 1.025 Alpha shares + $10 in cash for each Massey share, for a total consideration of $69.33 per share based on Alpha closing price on 1/28/11
Premium	• Implied premium to Massey: 21% as of 1/28/11
Ownership	• 54% Alpha / 46% Massey
Synergies	• In excess of $150 million annual run-rate expected by mid-year 2012 + capital efficiency
Capital Structure	• Estimated 25% pro forma debt/total capital—provides flexibility post-transaction
Closing	• Transaction expected to close in mid-year 2011
Approvals	• Subject to approval by stockholders of both Massey and Alpha • Customary closing conditions and regulatory approvals

Creating significant shareholder value

A Compelling Combination

A global industry leader
• Leading U.S. producer with 5.1 billion ton reserve
• Leading met coal producer--1.7 billion ton reserve
• Best-in-class operating management
• Industry-leading operating, safety and environmental
 performance
Unique, diversified platform for success
• One of the world’s largest met coal reserves
• Complementary Eastern U.S. asset base
• Significant export capacity of more than 25mm tons
 per year
Better able to navigate changing
regulatory environment
• Greater resources to ensure operational, safety and
 environmental excellence
Immediate premium + full upside
participation for Massey shareholders
• 21% upfront premium
• 46% ownership of combined company
Significant value creation
• $150+ million in expected annual operational and
 marketing synergies
• Opportunity for multiple expansion
• Cash flow accretive in first full year of operation
Industry-leading financial profile
• Strong balance sheet
• Highest FCF of any U.S. pure-play coal company
• $15 billion combined enterprise value
A Compelling
Combination
Strategic Benefits
Financial Benefits

“Right Partners, Right Way Forward”

The most compelling path
forward with tremendous upside
Both companies provide a
strong pool of talent in
CAPP to effectively operate
the combined entity
Strong track records of successful
integrations with positive
outcomes for all constituents
Contiguous operations
with deep roots &
history in the region
Together, Alpha and Massey are uniquely positioned to succeed
Unique Win-Win Opportunity Perfect Fit Compatible Operating Model Low Execution Risk Deep Talent Extensive Strategic Review

Creating a Premier U.S. Coal Company

Market Capitalization ($ in billions)
Coal Reserves (in billions of tons)
* Source: First Call Consensus estimate as of 1/28/11
Note: WLT data is exclusive of pending Western Coal acquisition, Market Capitalizations as of 1/28/11
Creating a Premier U.S. Coal Company Market Capitalization ($ in billions) 18 16 14 12 10 8 6 4 2 0 16.5 13.1 10.8 7.0 6.7 5.8 5.4 2.3 1.8 1.4 0.6 BTU PF ANR-MEE CNX ANR WLT MEE ACI PCX ICO CLD JRCC Coal Reserves (in billions of tons) 10 9 8 7 6 5 4 3 2 1 0 9.0 5.1 4.7 4.5 2.8 2.3 1.8 1.1 1.0 0.3 0.2 BTU PF ANR-MEE ACI CNX MASSEY ALPHA PCX ICO CLD JRCC WLT 2011E EBITDA* ($ in billions) 3,000 2,500 2,000 1,500 1,000 500 - 2,483 2,186 1,804 1,212 1,202 1,120 984 371 361 341 172 BTU PF ANR-MEE CNX WLT ANR ACI MEE PCX CLD ICO JRCCC 2009 Coal Shipments (mm tons) 300 250 200 150 100 50 0 244 148 131 103 86 58 45 33 17 10 8 BTU ACI PF ANR-MEE CLD Alpha CNX Massey PCX ICO JRCC WLT * Source: First Call Consensus estimate as of 1/28/11 Note: WLT data is exclusive of pending Western Coal acquisition, Market Capitalizations as of 1/28/11

Complementary Footprint in Central Appalachia

One of the world’s largest and highest
quality metallurgical reserve bases
#2 U.S. coal reserve base
~ 5.1 billion tons
#3 US coal producer
~131 million tons shipped in 2009
Leading global met supplier - 24-26 mm
tons of shipments in the first full year
Complementary Footprint in Central Appalachia WEST VIRGINIA KENTUCKY VIRGINIA OHIO RIVER BIG SANDY RIVER Brooks Run North Charleston Mammoth Nicholas Energy Green Valley Rockspring Inman Black Castle Independence Elk Run Kingston Endurance Republic Energy Marfork Logan County Progress Pioneer Edwight Pioneer Martin Country Delbarton Stirrat Long Fork Rawl Callaway Brooks Run South Sidney Cobra New Ridge Guyandotte Callaway Enterprise Knox Coal Paramont / DR Cumberland Abingdon Alpha Natural Resources General Location Comparison Massey Alpha 0 12.5 mi. 25 mi. 50 mi. WV South State Plane NAD 27 Leading global met supplier – 24-26 mm tons of shipments in the first full year One of the world's largest and highest quality metallurgical reserve bases #2 U.S. coal reserve base - 5.1 billion tons #3 US coal producer - 131 million tons shipped in 2009

Source  Alpha Management Analysis, based on 2009 Pro Forma shipments of 131MM tons, company reports                                                  7
Benefits of a Diversified Footprint
2009 Pro Forma Shipment Mix
17MM Tons
■ Geographical diversification
 smoothes demand variations
 among regions
■ Thermal business provides
 stability to portfolio while
 maintaining meaningful upside
 from met coal
■ Diverse, high-quality reserves
 enhance blending capabilities
 and provide complementary
 large NAPP/PRB mines and
 smaller CAPP mines
2009 Pro Forma Revenue Mix = $5.2B
Domestic
International
$4.0B
2009 Pro Forma Region Shipments
Pro Forma Reserves = 5.1Bn Tons
Pro Forma Reserves = 5.1Bn Tons
Eastern Steam
2.6B Tons
Met
1.7B Tons
Western Steam
0.8B Tons
PRB
50MM Tons
CAPP
64MM Tons
Western Steam
50MM Tons
Met
17MM Tons
Eastern
64MM Tons

■ Combined company, a leading provider of total coal and met coal globally
Notes: (1) Pro Forma for Foundation coal production/sales
 (2) Pro Forma for Cumberland; based on 2009 production and assumes 8MM tons of annual coal production and 360k tons of annual met sales
2008 & 2009 Total Coal Production
(MM tons)
2008 & 2009 Met Coal Sales
(MM tons)
(1)
(1)
(2)
(2)
178
95
15
190
200
230
253
273
433
437
906
0
250
500
750
1,000
Coal India
Shenhua
Peabody
PF Alpha
+ Massey
Arch
China Coal
Suek
Cloud
Peak
Alpha
Massey
Walter
15
12
18
22
27
28
32
40
47
106
0
20
40
60
80
100
120
BMA
Teck
PF
Alpha+Massey
Anglo
Mechel
Xstrata
Alpha
Massey
Peabody
Walter

Trends in Metallurgical Coal
• World steel production is expected to increase by 42% to 1.7 billion tonnes by 2015
• Demand growth forecasted to be at CAGR of 6.7% over next 3 years
• China, Brazil and India are expected to continue to see major growth
• Growing demand for high quality metallurgical coal
• Global metallurgical coal imports expected to increase 61% from 222 million tonnes in 2009 to 357 million tonnes by 2015

Sources: Macquarie, McCloskey and World Steel Dynamics
Steel & Iron Production (Mt) 1,800 1,600 1,400 1,200 1,000 800 600 2009 2010 2011 2012 2013 2014 2015 Coking Coal Imports (Mt) 400 350 300 250 200 150 —Iron Steel —Coking Coal —Imports

Committed and Priced Position
Note: Based on company reports and management estimates
100%
61%
97%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Western Thermal
Eastern Thermal
Met
2011 Percentage Committed and Priced, Pro Forma
2012 Percentage Committed and Priced, Pro Forma
62%
11%
38%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Western Thermal
Eastern Thermal
Met

Industry Leading Safety Program: Running Right
• Employee-driven process of continuous improvement in safety and environmental stewardship
• Underpins best-in-class safety program
• Combined company better positioned to:
 • Direct resources and commitment to safety, environment and workplace
 • Navigate complex regulatory environment
 • Continue to meet and exceed all safety, operational and environmental guidelines

Financial Highlights

Significant Expected Synergies

SG&A and
Sourcing
$150+
Million/yr
Marketing
Operations
Alpha & Massey Combination Offers Unique Synergy Opportunity
$50+
Million/yr
Capital
Allocation
Efficiency

Strong 2011 Pro Forma Estimated Financial Outlook
	Alpha	Massey	Synergies	Pro forma
Production (mt)*	83.0 - 91.5	43 - 47	--	126.0 - 138.5
Revenue ($ mm)**	$4,492	$4,018	--	$8,510
EBITDA ($ mm)**	$1,202	$984	$150	$2,336
CapEx ($ mm)*	$340 - $440	$400 - $550		$740 - $990
14
Cash flow accretion expected in the first full year of operation;
Excluding impacts of purchase accounting, EPS accretion expected in 2012
•* Management estimates
•** First Call Consensus estimates
•Note: Assumes combined operations for the full year 2011; charges related to UBB accident will be taken in [2010]; and that research estimates incorporate related production losses and cost increases

Improved Capital Structure, Strong Liquidity and Free Cash Flow

($ in millions)	Alpha	Massey	Pro forma Post-closing
LTM Adjusted EBITDA	$786*	$380*	$1,166
Total Debt	$820	$1,428	$2,900
Liquidity and Credit Statistics
Cash & Equivalents & Marketable Securities	$743	$477	$500
Available Revolver and A/R Securitization Facility**	831	124	850
Total Liquidity	$1,574	$601	$1,350
Total Debt / LTM Adjusted EBITDA	1.0x	3.8x	2.5x
Source: Company reports as of 9/30/10; management pro forma estimates
* First Call Consensus Estimates
** Net of letters of credit outstanding

Successful Integration Track Record
• Foundation merger annual net synergies of more than $60 million have exceeded the targeted level of $45 million
16
Day 1 Readiness
(Signing to Closing)
Preparation
(Pre-Signing)
N/A
N/A

A Compelling Combination

A Compelling Combination Commitment to Running Right Highly complementary assets Benefits both sets of shareholders Industry-leading financial profile Creates a global industry leader

Alpha + Massey: Creating an Industry Leader
January 31, 2011